SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 14, 2001

ITLA CAPITAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-26960	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (858) 551-0511

N/A

     (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
SIGNATURES

Item 9. Regulation FD Disclosure.

Forward-Looking Statements

     When used in this Current Report on Form 8-K and in future filings by ITLA Capital Corporation (the “Company”) with the Securities and Exchange Commission, in the Company’s press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. Various factors could cause actual results to differ materially from the results anticipated or projected. These factors include, but are not limited to, the following: changes in economic conditions in the Company’s market areas; changes in policies by regulatory agencies; the impact of competitive loan products; loan demand risks; fluctuations in interest rates and operating results; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

     Set forth below is material presented at an industry conference:

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ITLA CAPITAL CORPORATION

Date: September; 14, 2001	By:	/s/ GEORGE W. HALIGOWSKI

George W. Haligowski President and Chief Executive Officer

ITLA CAPITAL CORPORATION

Financial Highlights and Operating Results

WHERE *financial* OPPORTUNITIES *begin...*

Index

Forward Looking Statements:

- **"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:**
  - This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, fluctuations in interest rates and operating results and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2001 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us.
  - As used throughout this report, the terms "we", "our" or "Company" refer to ITLA Capital Corporation and its consolidated subsidiaries.

Corporate Overview

- With total assets of $1.4 billion, ITLA Capital Corporation is the largest financial institution headquartered in San Diego, California
- Primary focus is commercial real estate lending - 65% of outstanding loans secured by properties in California
- Six retail branches located in the major California Markets: San Diego, Orange County, Beverly Hills, Glendale, Encino and San Francisco
- Deposits consist primarily of retail certificates of deposit

Corporate Overview
(cont'd)

- California Industrial Bank charter
- Regulated by the FDIC and the California Department of Financial Institutions
- Taken public in October 1995 - previously a wholly owned subsidiary of Japanese finance company, then named Imperial Thrift and Loan Association
- Consistently profitable and growing since IPO - total assets have increased from $534 million at IPO to over $1.4 billion today

Financial Highlights and Operating Results

- 23 consecutive quarters of record profitability
- 5 consecutive years of record annual earnings
- Over 350% percent increase in annual net earnings
- Averaged in excess of 15% annual EPS growth
- Completed purchase of 100% of equity in ICCMAC 1999-1 Trust plus unsold public and private CMOs on March 28, 2000
- Raised $29 million of additional capital through Trust Preferred Securities Offerings

Financial Highlights and Operating Results *(cont'd)*

- 165% balance sheet growth to $1.42 billion
- More than doubled the average deposits per branch to approximately $155 million
- Consistent operating efficiencies averaging 39.3% of net revenues and 2.02% of assets since becoming a public company
- Loan production totaling $2.6 billion with 23bps of losses since IPO

Financial Highlights and Operating Results
(cont'd)

- Retired 22% of outstanding common stock and returned approximately $28 million of capital to shareholders through Common Stock Repurchase Program
- All balance sheet growth and expansion into new markets substantially financed via net earnings

Operating Performance

Net Income


(dollars in millions)
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
$10.0
$12.5
$14.8
$16.2
$18.1
$9.4
1996
1997
1998
1999
2000
2001
(6 months)

Operating Performance

Growth in Earnings Per Share


$2.80
$2.40
$2.00
$1.60
$1.20
$0.80
$0.40
$0.00
$1.36
$1.57
$1.89
$2.21
$2.51
$2.65 - $2.70
1996
1997
1998
1999
2000
2001
(estimated)
Range of Current
Year Estimate
$2.65 to $2.70

Operating Performance

EPS Growth Comparison


16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
14.52%
13.57%
15.52%
9.43%
8.57%
8.33%
9.52%
March 31,2000 (Quarterly)
December 31, 2000 (Annual)
March 31, 2001 (Quarterly)
June 30, 2001 (Quarterly)
ITLA Capital Corporation
Public Thrifts (Source: SNL Securities LC)

Operating Performance

P:E Ratio Comparison


27.9
28.0
24.0
20.0
16.0
12.0
8.0
4.0
0.0
19.9
21.2
17.6
21.6
17.7
17.2
22.6
21.2
15.1
15.9
15.5
5.0
5.4
5.6
5.7
7.3
6.4
2000 Q1
2000 Q2
2000 Q3
2000 Q4
2001 Q1
2001 Q2
ITLA Capital Corporation
Public Thrifts (Source: Friedman Billings Ramsey, Inc.)
Public Banks (Source: Friedman Billings Ramsey, Inc.)

Operating Performance

Return on Assets



1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.44%
1.46%
1.46%
1.57%
1.47%
1.38%
1996
1997
1998
1999
2000
2001
(6 months)

Operating Performance

Return on Assets Comparison



1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.57%
1.47%
1.40%
1.37%
0.98%
0.94%
0.97%
March 31, 2000 (Quarterly)
December 31, 2000 (Annual)
March 31, 2001 (Quarterly)
June 30, 2001 (Quarterly)
ITLA Capital Corporation
Public Thrifts (Source: SNL Securities LC)

Operating Performance

Core Return on Average Assets

- **As Ranked for Core Returns on Average Assets by SNL Securities 2000**
  - **Top 10 Performers for 2000**

Rank	Company Name (overall rank)	Ticker	Core ROAA (%)
1	Brookline Bancorp Inc. (MHC) (21)	BRKL	1.77
2	NASB Financial Inc. (10)	NASB	1.62
3	Washington Federal Inc. (16)	WFSL	1.61
4	ITLA Capital Corp. (19)	ITLA	1.47
5	American Financial Holdings Inc. (34)	AMFH	1.46
6	Roslyn Bancorp Inc.(2)	RSLN	1.44
7	Harbor Florida Bancshares Inc. (11)	HARB	1.43
8	Charter One Financial Inc. (11)	CF	1.41
9	Richmond County Financial Corp. (54)	RCBK	1.41
10	GreenPoint Financial Corp. (54)	GPT	1.39
	Median (top 100 thrifts)		*0.91*

Operating Performance

Return on Average Equity



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12.86%
13.23%
13.95%
14.23%
13.95%
13.87%
1996
1997
1998
1999
2000
2001
(6 months)

Operating Performance

ROAE Comparison



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.75%
13.95%
14.05%
13.69%
10.54%
10.35%
10.04%
March 31, 2000 (Quarterly)
December 31, 2000 (Annual)
March 31, 2001 (Quarterly)
June 30, 2001 (Quarterly)
ITLA Capital Corporation
Public Thrifts (Source: SNL Securities LC)

Real Estate Lending

Summary of Annual Loan Production

Total Cumulative Production of $2.6 billion
Total Cumulative Losses of 23 basis points



(dollars in millions)
$700
$600
$500
$400
$300
$200
$100
$0
$365
$442
$531
$394
$654
$247
1996
1997
1998
1999
2000
2001
(6 months)

Note: Includes purchased loans and loans sold to third party investors.

Real Estate Lending

Asset Growth - Total Assets



(dollars in millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$534
$611
$810
$1,016
$1,033
$1,116
$1,415
$1,422
I
P
O
9/30/95
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
6/30/01

Real Estate Lending

Real Estate Loan Portfolio



(dollars in millions)
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$454.2
IPO
$666.6
$819.9
$894.6
$973.9
$1,287.4
$1,294.4
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
6/30/01

Real Estate Lending

Composition of Real Estate Loan Portfolio

June 30, 2001 **$1,294.4 million**

(dollars in millions)



Facility	Amount
Apartments	$407.1
Retail	189.3
Special Purpose/Hotel	128.3
Construction	86.7
1-4 Family	133.3
Office	126.4
Other Commercial	122.5
Warehouse	23.8
Mixed Use	24.8
Mobile Home Park	12.2
Land	5.0
Franchise	35.0
	$1,294.4

Real Estate Lending

Collateral Location - Real Estate Loans

June 30, 2001 $1,294.4 million

(dollars in millions)


Northern California
$227.8 / 17.6%
California
$840.6 / 64.9%
Southern California
$612.8 / 47.3%
Non-California
$453.8 / 35.1%

Real Estate Lending

Net Interest Spread Summary



5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.58%
4.29%
4.30%
4.47%
3.72%
3.39%
1996
1997
1998
1999
2000
2001
(6 months)

Real Estate Lending

Historical Cost of Funds vs. Six-Month LIBOR



7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.80%
4.82%
4.75%
5.94%
5.64%
5.77%
5.74%
5.34%
6.32%
5.98%
3.62%
3.43%
5.08%
6.09%
5.59%
5.84%
5.54%
5.54%
6.66%
4.53%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
(6 months)
Average 6-Month LIBOR
ITLA Cost of Funds

Real Estate Lending

Imperial Capital Bank Trend Analysis

Six-Month LIBOR vs. ITLA Cost of Funds



6.97%
6.92%
6.84%
6.77%
6.73%
6.71%
6.53%
6.47%
6.35%
6.21%
6.01%
5.83%
5.58%
6.09%
6.18%
5.74%
6.33%
6.39%
6.44%
6.39%
5.53%
5.21%
4.81%
4.49%
4.49%
4.49%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6/30/00
7/31/00
8/31/00
9/30/00
10/31/00
11/30/00
12/31/00
1/31/01
2/28/01
3/31/01
4/31/01
5/31/01
6/30/01
ITLA Cost of Funds
6-Month LIBOR

Real Estate Loan Loss Summary

Charge Off Experience


(Charge-Offs as a Percent of Average Loans)
(dollars in millions)
$10,000
$8,000
$6,000
$4,000
$2,000
$0
($2,000)
3.14%
$9,446
IPO
0.37%
$2,091
0.28%
$2,007
-0.01%
($83)
0.20%
$1,866
0.18%
$2,098
0.14%
$897
1995
1996
1997
1998
1999
2000
2001
(6 months)

Real Estate Loan Loss Summary

Non-Performing Loans


(dollars in millions)
$28.0
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
1.46%
$7.0
I
P
O
0.96%
$7.2
1.09%
$8.3
0.62%
$5.4
0.82%
$8.0
1.14%
$18.1
2.11%
$27.0
1995
1996
1997
1998
1999
2000
2001
(6months)

Real Estate Loan Loss Summary

Non-Performing Assets


(dollars in millions)
$32.0
$28.0
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
2.14%
$13.1
1.56%
$11.6
1.21%
$10.5
0.64%
$6.6
0.81%
$9.0
1.44%
$20.4
2.05%
$29.1
I
P
O
1995
1996
1997
1998
1999
2000
2001
(6months)

Real Estate Loan Loss Summary

Loan Loss Reserve Coverage

Allowance for Loan Losses as a Percent of NPLs


320.0%
280.0%
240.0%
200.0%
160.0%
120.0%
80.0%
40.0%
0.0%
169.5%
146.1%
309.4%
249.4%
149.8%
100.8%
1996
1997
1998
1999
2000
2001
(6 months)

Real Estate Loan Loss Summary

Summary of Loan Loss Reserves and Excess Capital



$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$10,592
$10,407
$10,855
$17,039
$22,680
$12,178
$18,728
$5,577
$16,811
$19,443
$13,318
$19,895
$21,351
$17,271
$27,186
$22,698
$24,395
$27,329
1996
1997
1998
1999
2000
2001 (6 months)
Excess Capital (over Adequately Capitalized designation)
Excess Capital (over Well Capitalized designation)
Allowance for Loan Losses

Operating Efficiency

Core Efficiency Ratio


50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
45.1%
36.2%
41.9%
39.2%
38.7%
35.9%
38.0%
1995
1996
1997
1998
1999
2000
2001
(6 months)

Operating Efficiency

Efficiency Ratio Comparison



60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
54.54%
55.60%
56.06%
36.33%
35.94%
36.80%
39.18%
3/31/2000
12/31/2000
3/31/2001
6/30/2001
ITLA Capital Corporation
All Thrifts

Operating Efficiency

Efficiency Ratio

- As Ranked in SNL Securities for Year 2000
  - Top 10 Performers for 2000

Rank	Company Name	Ticker	Efficiency Ratio (%)
1	Washington Federal Inc.	WFSL	19.60
2	Hudson City Bancorp Inc. (MHC)	HCBK	30.55
3	Roslyn Bancorp Inc.	RSLN	31.55
4	Golden West Financial Corp.	GDW	32.64
5	New York Community Bancorp Inc.	NYCB	32.95
6	Astoria Financial Corp.	ASFC	32.97
7	Capital Federal Financial (MHC)	CFFN	33.77
8	ITLA Capital Corp.	ITLA	36.76
9	Brookline Bancorp Inc.	BRKL	37.87
10	First Sentinel Bancorp Inc.	FSLA	38.98
	Median (top 100 thrifts)		*56.75*

Operating Efficiency

G&A Expense/Average Assets



2.8%
2.4%
2.0%
1.6%
1.2%
0.8%
0.4%
0.0%
2.8%
1.9%
2.1%
2.0%
2.0%
1.8%
1.6%
1995
1996
1997
1998
1999
2000
2001
(6 months)

Operating Efficiency

Revenue per Associate



$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$530.4
$500.3
$525.8
$689.5
$895.7
$1,017.0
$958.9
121
141
165
151
114
124
134
1995
1996
1997
1998
1999
2000
2001
(6 months)
Revenue per Associate
Total Associates

Regulatory Capital

Imperial Capital Bank - June 30, 2001

	Total Capital	%	Excess
Imperial Capital Bank	$137.9	12.5%	-
Well Capitalized	$113.5	10.0%	$24.4
Required Amount	$90.8	8.0%	$47.1


$24.4
$22.7
$90.8
$137.9

Summary of Stock Repurchase Activity



600,000
500,000
400,000
300,000
200,000
100,000
0
$14.98
152,500
$15.27
539,000
$13.07
36,000
$14.54
536,019
$17.90
512,000
1997
1998
1999
2000
2001
(6months)
Number of Shares Bought Back

Retail Banking Initiatives

- Imperial Capital Bank has developed the following suite of retail banking products, with the goal of offering full service banking products to our existing customers and to attract additional deposit customers:
  - N.O.W. Accounts
  - ATM / Debit Cards
  - Agent Credit Card Program
  - Consumer Finance Products
  - Investment Services
  - Voice Response Banking

Retail Banking Initiatives
(cont'd)

- The agent credit card, consumer finance and investment services will provide fee income only: the services will be offered to ICB customers in ICB branches. All balance sheet and credit risk is assumed by the correspondent partner.
- The objective of this program is twofold: generate a source of fee income for the bank and reduce the cost of funds by offering a non-interest bearing deposit account that offers all the features of a traditional checking account. This type of product was barred by the California Industrial Loan Law prior to changes enacted by the California legislature late last year.

Strategic Overview

- Potential Charter Conversion
- Cost of Funds
- Bank Valuation
- Scalable Acquisition
- People/Talent
- Technology
- Synergistic New Products